UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
__________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 29, 2020 (January 29, 2020)
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PARKER DRILLING COMPANY
(Exact Name of Registrant as Specified in its Charter)
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Delaware (State or Other Jurisdiction of Incorporation)	001-7573 (Commission File Number)	73-0618660 (IRS Employer Identification No.)

5 Greenway Plaza, Suite 100
Houston, Texas 77046
(Address of Principal Executive Offices) (Zip Code)

(281) 406-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PKD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On January 29, 2019, Parker Drilling Company (the “Company”) filed a Form 25 with the Securities and Exchange Commission (“SEC”) to voluntarily delist its common stock from trading on the New York Stock Exchange and to deregister its common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company expects that the delisting will occur ten calendar days after the filing of the Form 25 so that trading will be suspended on February 10, 2020 prior to the market opening. Following the delisting, the Company’s Board of Directors (the “Board”) will evaluate updated ownership data to ascertain the aggregate costs within the ranges of stock split ratios that the Company’s stockholders approved at a special meeting on January 9, 2020. Based upon this analysis, the Board will determine the appropriate ratio to effectuate a reverse stock split, which will be followed immediately by a forward stock split. As previously disclosed, the Board, at its sole discretion, may elect to abandon the stock splits and the overall deregistration process for any reason, including if it determines that effectuating the stock splits would be too costly. Assuming the Board determines to proceed with the stock splits and the overall deregistration process, the Company will file with the State of Delaware certificates of amendment to the Company’s certificate of incorporation to effectuate the stock splits. Following the effectiveness of the stock splits, the Company will file a Form 15 with the SEC certifying that it has less than 300 stockholders, which will terminate the registration of the Company’s common stock under Section 12(g) of the Exchange Act.

Item 7.01 Regulation FD Disclosure

On January 29, 2020, the Company issued a press release related to the foregoing. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information contained in this Item 7.01 and the exhibit hereto shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

The following exhibits are furnished herewith:

Number	Exhibit
99.1	Press Release, dated January 29, 2020, issued by Parker Drilling Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER DRILLING COMPANY

Date: January 29, 2020	By:	/s/ Michael W. Sumruld
	Name:	Michael W. Sumruld
	Title:	Senior Vice President and Chief Financial Officer

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